Exhibit 10.5

FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), effective as of February 8, 2024, is made by and between Hennessy Advisors, Inc. (the “Company”) and Teresa M. Nilsen (the “Employee”).

RECITALS

WHEREAS, the Company and the Employee previously entered into an Employment Agreement, dated as of January 26, 2018 (the “Agreement”); and

WHEREAS, the parties now desire to amend the Agreement as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    The last sentence in Section 3(b)(i) of the Agreement is hereby replaced its entirety with the following: “The Quarterly Bonus shall be paid under, and subject to the terms and conditions of, the Hennessy Advisors, Inc. 2024 Omnibus Incentive Plan or any successor plan thereto, as long as any such plan remains in effect.”

2.    Except as herein modified or amended, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

3.    This Amendment may be executed by facsimile or electronic signature, and a facsimile or electronic signature shall constitute an original for all purposes.

* * * * *

IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed as of the date first written above.

COMPANY:

HENNESSY ADVISORS, INC.

By:	/s/ Daniel B. Steadman
Daniel B. Steadman
Executive Vice President

EMPLOYEE:

/s/ Teresa M. Nilsen
Teresa M. Nilsen